UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2021

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor New York, New York	10004
(Address of principal executiveoffices)	(Zip Code)

Registrant’s telephone number, including area code: 212-837-7977

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7th of an ordinary share	ALSAU	The Nasdaq Stock Market LLC

Ordinary Share, par value $0.001	ALSA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one-half ordinary share	ALSAW	The Nasdaq Stock Market LLC

Rights, each to receive one-seventh (1/7) of one ordinary share	ALSAR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2021, the registration statement (File No. 333-25752) (the “Registration Statement”) relating to the initial public offering (“IPO”) of ALPHA STAR ACQUISITION CORPORATION, a Cayman Islands exempt company (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

● An Underwriting Agreement, dated December 13, 2021, by and between the Company and Ladenburg Thalmann & Co., Inc., as representative of the underwriters;

● A Warrant Agreement, dated December 3, 2021, by and between the Company and Vstock Transfer LLC;

● A Rights Agreement, dated December 3, 2021, by and between the Company and VStock Transfer LLC;

● Insider Letter Agreements, dated December 3, 2021, by and between the Company and each of the initial shareholders, officers and directors of the Company;

●  An Investment Management Trust Agreement, December 9, 2021, by and between the Company, Wilmington Trust, National Association and Vstock Transfer LLC;

● A Registration Rights Agreement, dated December 13, 2021, by and between the Company and the initial shareholders of the Company, including its Sponsor, A-Star Management Corporation, a British Virgin Islands company, and its officers and directors.

● An Indemnification Agreement dated as of December 13, 20212 between the Company and its officers and directors.

The material terms and conditions of the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission. A copy of the Registration Statement, as amended, may be found at www.sec.gov.

On Wednesday, December 15, 2021, the Company consummated the IPO of 10,000,000 units (the “Units”). In addition, the underwriters were granted a 45 day over-allotment option to purchase an additional 1,500,000 Units, which the underwriters elected to exercise in full on Tuesday, December 14, 2021.

Each Unit consists of one ordinary share, par value $0.001 per ordinary share (“Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one-half of one Share at a price of $11.50 per Share, and one right to receive one-seventh (1/7) of one Share upon the consummation of the Company’s initial business combination.

The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. As a result of the exercise of the overallotment by the Underwriters, an additional $15,000,000 of gross proceeds were raised in the IPO. In addition, as of December 15, 2021, the Sponsor, A-Star Asset Management Corp. (“Sponsor”), a British Virgin Islands company agreed to purchase and purchased for a purchase price of $3,300,000, 300,000 Units in a private placement offering.

The net proceeds from the IPO and the Sponsor’s private placement, totalling $115,000,000 were deposited in a trust account established for the benefit of the Company’s public shareholders, established with Wilmington Trust, National Association acting as trustee. Offering expenses including discounts and commissions paid to the underwriters approximated $2,800,000. In addition, there are deferred underwriting commissions and discounts of $2,8750,000 which will be payable if and when the Company completes a business combination.

An audited balance sheet as of December 15, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement Unit Purchase Agreement (as defined below) will be included on a Current Report on Form 8-K to be filed by the Company within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

As stated under Item 1.01 above, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor, A-Star Management Corp., a British Virgin Islands company (“Sponsor”) for the purchase of 330,000 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,300,000, pursuant to the Private Placement Unit Purchase Agreement dated December 13, 2021, a form of which was filed as an exhibit to the Registration Statement as Exhibit 10.6 to the Registration Statement as filed with the Commission and an executed copy of which is annexed hereto as Exhibit 10.6.

Each Private Unit purchased by the Sponsor consists of one Shares, one right to receive one-seventh 1/7) of a Share upon the consummation of a business combination and one private placement warrant exercisable to purchase one-half (1/2) of one Share at a price of $10.00 per Share.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective on December 13, 2021, the Company adopted its Amended and Restated Articles of Association. A copy of the Amended and Restated Articles of Association is attached to this Form 8-K as Exhibit 3.1.

Item 8.01 Other Events.

On December 13, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the effectiveness of the Registration Statement and the pricing of the IPO. As of December 13, 2021, the Company’s Units commenced trading on the Nasdaq Global Market of the Nasdaq Stock Market under the symbol “ALSAU”. Once the securities comprising the units begin separate trading, the shares, rights, and warrants are expected to be listed on Nasdaq under the symbols “ALSA”, “ALSAR” and “ALSAW", respectively.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 13, 2021, by and between the Company and Ladenburg Thalmann & Co., Inc., as representative of the underwriters.

3.1	Amended and Restated Articles of Association effective as of December 13, 2021.

4.1	Warrant Agreement, dated December 13, 2021, by and between the Company and Vstock Transfer LLC as warrant agent.

4.2	Rights Agreement, dated December 13, 2021, by and between Vstock Transfer LLC as rights agent and the Company.

10.1	Insider Letter Agreements, dated December 3, 2021, by and between the Company, Ladenburg Thalmann & Co., Inc. and each of the initial stockholders, officers and directors of the Registrant regarding certain lockup and resale restrictions.

10.2	An Investment Management Trust Agreement, dated December 9, 2021, by and between the Company, Wilmington Trust, National Association and Vstock Transfer LLC.

10.3	Registration Rights Agreement, dated December 13, 2021, by and between the Company and the initial shareholders of the Company, including its Sponsor, A-Star Management Corporation, a British Virgin Islands company, and its officers and directors.

10.4	Indemnification Agreements between the Company and each of its officers and directors dated as of December 13, 2021.

99.1	Press Release dated December 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2021	ALPHA STAR ACQUISITION CORPORATION

	By:	/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer